SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report: (date of earliest event reported)
April 21, 2010

Blue Dolphin Energy Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	0-15905 (Commission file number)	73-1268729 (I.R.S. Employer Identification No.)

801 Travis Street, Suite 2100, Houston, Texas 77002 (Address of principal executive offices)

(713) 568-4725 (Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 21, 2010, Blue Dolphin Energy Company, a Delaware corporation (“Blue Dolphin”), issued a press release reporting its financial results for the three and twelve month periods ended December 31, 2009.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

99.1	Blue Dolphin Energy Company Press Release Issued April 21, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 21, 2010

BLUE DOLPHIN ENERGY COMPANY

By:	/s/ T. Scott Howard
T. Scott Howard
Treasurer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit                                Description of Exhibit

99.1	Blue Dolphin Energy Company Press Release Issued April 21, 2010.